The Board of Directors
WILLIAM G. McGAGH*, Chairman
RONALD J. ARNAULT+
JOHN E. BRYSON*
ANITA L. DE FRANTZ+
RONALD L. OLSON*
WILLIAM E. B. SIART*
LOUIS A. SIMPSON+

Officers                                       PACIFIC
JAMES W. HIRSCHMANN                            AMERICAN
President                                       INCOME
SCOTT F. GRANNIS                             SHARES, INC.
Vice President                               SEMI-ANNUAL
ILENE S. HARKER                                 REPORT
Vice President                                   2000
S. KENNETH LEECH
Vice President
STEPHEN A. WALSH
Vice President
STEVEN T. SARUWATARI
Treasurer
BRIAN M. EAKES
Assistant Treasurer
MARIE K. KARPINSKI
Assistant Treasurer
LISA G. HATHAWAY
Secretary

INVESTMENT ADVISER
Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

TRANSFER AGENT
EquiServe, L.L.P.
P.O. Box 8200
Boston, Massachusetts 02266-8200

*Member of Executive Committee
+Member of Audit Committee

           PACIFIC
           AMERICAN
            INCOME
         SHARES, INC.
         P.O. BOX 983
           PASADENA
       CALIFORNIA 91105

                         PACAM-SEMI-00

Dear Shareholders:

Market Review and Performance

  The first half of 2000 proved to be yet another difficult period for the corporate bond market. Although Y2K turned into a nonevent, the Federal Reserve mounted an aggressive campaign to rein in the economy's growth, raising short-term interest rates by a full percentage point and increasing credit risk in the process. Separately, Treasury announced that mounting budget surpluses would be used to sharply reduce the supply of long-term Treasury debt, thus increasing demand for government securities and contributing to the first inversion of the Treasury yield curve -- wherein yields on longer-term issues are lower than yields on shorter-term issues -- in over 10 years. The combination of these forces contributed to push Treasury yields down while corporate yields traded mixed to generally higher; this in turn resulted in the corporate market returning lackluster performance compared to government securities. Although lower quality issues were generally impacted to a greater extent by spread widening, emerging market securities bucked the trend, delivering mixed price performance but very generous yields.

  Despite the headwinds of rising interest rates, the Pacific American portfolio recorded a positive total return (price gains/losses plus interest income, net of expenses) of 2.30% for the period, compared to 1.88% for its BBB Corporate Debt peer group as reported by Lipper Analytical Services. The Fund's share price appreciated from $11.875 at the end of December to $12.688 at the end of June, but the Fund's NAV experienced a modest decline, from $14.54 to $14.36. The consequent reduction in the share price discount to NAV appears to reflect improved sentiment in the bond market during the period.

  I'm again very pleased to note that the Fund's competitive record remains excellent: for the period ending June 30, 2000, PAI ranked number 1 (out of a total of 15 funds) for the past one, five, and ten years, and number 2 for the past three and fifteen years in the Lipper Analytical Services' group of closed-end investment grade bond funds.

Economic Outlook

  Recent economic data indicate the U.S. economy is finally slowing in response to tight monetary policy. Signs of weakness are emerging in key interest rate-sensitive sectors such as housing and durable goods, as well as in earnings disappointments for banks and consumer staples manufacturers. Moreover, softer demand and tight labor markets are reflected in a noticeable deceleration in the growth of private sector employment this year. With tight money limiting firms' ability to pass along higher input prices, recent hikes in energy costs are acting like a tax on economic activity, accentuating the monetary slowdown already underway.

  A near-term "soft landing" scenario thus appears likely, leaving the Fed on hold pending further indications of the economy's health. Though the risks of a "hard landing" are not insignificant, we anticipate that a strong dollar, low inflation, technology-driven productivity, ongoing investment in the U.S. economy and the improving prospects for significant tax cuts will continue to provide a foundation for healthy growth and minimal inflation pressures in the years to come. And of course, since the slowdown is most likely monetary-induced, a hard landing could be easily addressed by lower interest rates, much as occurred in response to the global financial crisis experienced two years ago.

Strategy

  These conditions imply little if any change in portfolio strategy. We will continue to place an emphasis on longer maturities in an attempt to lock in today's attractive yields. The outlook for corporate bonds remains quite attractive, but economic slowdown risks call for broad diversification and careful attention to the balance between risk and reward. For example, we continue to believe that a moderate and well-diversified exposure to dollar-denominated emerging market debt from major issuers can enhance the portfolio's yield without adding unduly to overall credit risk, especially when compared to domestic high-yield bonds with similar credit ratings which currently offer similar or lower overall yields.

  On balance and over time, we expect that the portfolio will benefit handsomely from a decline in interest rates to levels that are more commensurate with today's benign inflation environment. In addition, we believe that today's unusually wide spreads in corporate, emerging market and mortgage debt are unlikely to persist, and that they also will return to levels more commensurate with what appear to be reasonably healthy economic fundamentals. In the meantime, the portfolio offers a dividend yield that appears unusually attractive relative to current low-inflation fundamentals.

Dividend Policy

  Thanks to positive investment results and somewhat higher market yields, we anticipate maintaining the recently increased quarterly dividend at its 26.5c rate for the next six months. Our next review of market conditions and earnings results will take place in January, at which time we will make adjustments to this rate if necessary. Above all, it is our objective to deliver as high and as stable a dividend payout as is possible, consistent with our projections of the portfolio's earnings ability.

  As always, we remain dedicated to delivering the highest level of value for our shareholders. Please don't hesitate to share with us any concerns you might have.

Sincerely,

/s/ James W. Hirschmann
-----------------------
James W. Hirschmann
President

Pacific American Income Shares, Inc.
Statistical Highlights          (Amounts in Thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                Six Months                Year Ended
                                                   Ended                 December 31,
                                               June 30, 2000                 1999
                                               -------------             ------------
Net Asset Value                                    $134,832                 $136,485
  Per Share                                          $14.36                   $14.54
Net Investment Income                                $5,122                   $9,939
  Per Share                                           $0.55                    $1.06
Dividends Paid                                       $4,883                   $9,859
  Per Share                                           $0.52                    $1.05
Capital Gains Paid                                      $--                     $328
  Per Share                                             $--                     $.04

--------------------------------------------------------------------------------
The Company
--------------------------------------------------------------------------------
  Pacific American Income Shares, Inc. (the "Company") is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the net investment income is distributed to the shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The shares are listed on the New York Stock Exchange where they are traded under the symbol PAI, and price quotations can be found in publications under the abbreviation PacAmShrs.

--------------------------------------------------------------------------------
Investment Policies
--------------------------------------------------------------------------------
  The Company's fundamental investment policies provide that its portfolio be invested as follows:

[ ] At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

[ ] Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

[ ] Not more than 25% in securities restricted as to resale.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------
  A Dividend Reinvestment Plan is available to all shareholders of record of the Company. For participants in the Plan, cash dividends and other distributions are automatically reinvested in additional shares of the Company's stock. These shares are purchased on the open market. Interested shareholders may obtain more information by contacting the Dividend Reinvestment Agent, EquiServe, L.L.P., P.O. Box 8200, Boston, MA 02266-8200.

Pacific American Income Shares, Inc.
Portfolio Diversification                                          June 30, 2000
--------------------------------------------------------------------------------

                                  BY RATING*
                               (At Market Value)

                             [GRAPH APPEARS HERE]


                        A                         14.6%
                        AA                         3.1%
                        AAA                       18.8%
                        Short-Term Securities      6.3%
                        Not Rated                  3.2%
                        B                          6.7%
                        BB                        17.7%
                        BBB                       29.6%


               BY SECTOR*
           (At Market Value)

 0.9%   MORTGAGE-BACKED SECURITIES
 2.5%   U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 6.3%   SHORT-TERM SECURITIES
15.5%   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
31.9%   YANKEE BONDS
42.9%   CORPORATE BONDS AND NOTES

        |     |      |      |      |      |      |      |      |      |
        ---------------------------------------------------------------
        0     5     10     15     20     25     30     35     40     45


                  *EXPRESSED AS A PERCENTAGE OF THE PORTFOLIO

Pacific American Income Shares, Inc.
Schedule of Investments   June 30, 2000  (Unaudited)      (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                                 Maturity
                                                                   Rate            Date             Par                 Value
------------------------------------------------------------------------------------------------------------------------------
Long-Term Securities -- 93.5%

Corporate Bonds and Notes -- 42.8%
 Aerospace/Defense -- 4.9%
 Lockheed Martin Corporation                                      9.000%           1/15/22        $ 2,500             $  2,693
 Northrop Grumman Corporation                                     9.375%          10/15/24          2,000                1,921
 Raytheon Company                                                 6.750%           8/15/07            420                  394
 Raytheon Company                                                 6.400%          12/15/18          2,000                1,644
                                                                                                                      --------
                                                                                                                         6,652
                                                                                                                      --------
 Automotive -- 1.0%
 Ford Motor Company                                               7.700%           5/15/97          1,500                1,394
                                                                                                                      --------
 Banking and Finance -- 7.7%
 Abbey National Capital Trust I                                   8.963%          12/29/49            270                  269/F/
 Ace Ina Holding Inc.                                             8.300%           8/15/06          2,000                2,019
 Credit Suisse First Boston                                       7.900%            5/1/07          3,000                2,784/B,F/
 IBJ Preferred Capital Corp. LLC                                  8.790%          12/29/49          1,360                1,234/B,F/
 J.P. Morgan Capital Trust                                        7.950%            2/1/27            150                  133
 Morgan Stanley Dean Witter & Co.                                 6.750%          10/15/13          2,700                2,422
 SB Treasury Company LLC                                          9.400%          12/29/49          1,530                1,495/B,F/
                                                                                                                      --------
                                                                                                                        10,356
                                                                                                                      --------
 Building Materials -- 0.4%
 American Standard Companies, Inc.                                8.250%            6/1/09            500                  482
 Nortek, Inc.                                                     8.875%            8/1/08             80                   73
                                                                                                                      --------
                                                                                                                           555
                                                                                                                      --------
 Cable -- 1.5%
 Century Communications Corp.                                     8.875%           1/15/07          1,000                  912
 CSC Holdings Inc.                                                8.125%           7/15/09             70                   68
 Price Communications Wireless Inc.                               9.125%          12/15/06            875                  875
 TCI Communications Inc.                                          8.750%            8/1/15            160                  171
                                                                                                                      --------
                                                                                                                         2,026
                                                                                                                      --------
 Chemicals -- 0.4%
 Dow Chemical Company                                             7.375%           11/1/29            210                  204
 Lyondell Chemical Company                                        9.875%            5/1/07            375                  371
                                                                                                                      --------
                                                                                                                           575
                                                                                                                      --------

------------------------------------------------------------------------------------------------------------------------------

                                                                                 Maturity
                                                                   Rate            Date             Par                 Value
------------------------------------------------------------------------------------------------------------------------------
 Computer Services and Systems -- 1.4%
 Electronic Data Systems Corporation                              7.450%          10/15/29        $ 2,000             $  1,908
                                                                                                                      --------
 Construction and Machinery -- 0.3%
 Terex Corporation                                                8.875%            4/1/08            424                  384
                                                                                                                      --------
 Energy -- 4.0%
 Edison Mission Energy                                            7.730%           6/15/09          1,500                1,461
 Sithe Independence Funding Corporation                           9.000%          12/30/13          4,000                3,994
                                                                                                                      --------
                                                                                                                         5,455
                                                                                                                      --------
 Environmental Services -- 1.8%
 Safety-Kleen Corp.                                               9.250%           5/15/09            800                   23/E/
 Waste Management Inc.                                            7.375%           5/15/29          3,000                2,461
                                                                                                                      --------
                                                                                                                         2,484
                                                                                                                      --------
 Food, Beverage and Tobacco -- 1.9%
 J. Seagram & Sons                                                7.600%          12/15/28            200                  191
 R.J. Reynolds Tobacco Holdings, Inc.                             7.750%           5/15/06          1,010                  900
 R.J. Reynolds Tobacco Holdings, Inc.                             7.875%           5/15/09          1,680                1,449
                                                                                                                      --------
                                                                                                                         2,540
                                                                                                                      --------
 Gaming -- 0.8%
 Horseshoe Gaming Holdings, Inc.                                  8.625%           5/15/09             54                   51
 Mohegan Tribal Gaming Authority                                  8.125%            1/1/06          1,000                  955
                                                                                                                      --------
                                                                                                                         1,006
                                                                                                                      --------

 Gas and Pipeline Utilities -- 0.4%
 Occidental Petroleum Corporation                                 8.450%           2/15/29            500                  512
                                                                                                                      --------
 Insurance (Life/Health) -- 1.1%
 Conseco, Inc.                                                    8.500%          10/15/02            930                  674
 Conseco, Inc.                                                    8.750%            2/9/04          1,070                  744
                                                                                                                      --------
                                                                                                                         1,418
                                                                                                                      --------

Pacific American Income Shares, Inc.
Schedule of Investments   (Continued)                     (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                                 Maturity
                                                                   Rate            Date             Par                 Value
------------------------------------------------------------------------------------------------------------------------------
 Insurance (Multi-Line) -- 3.1%
 Loews Corporation                                                7.625%            6/1/23        $ 1,242             $  1,099
 Loews Corporation                                                7.000%          10/15/23          1,000                  822
 Safeco Capital Trust I                                           8.072%           7/15/37          2,750                2,337
                                                                                                                      --------
                                                                                                                         4,258
                                                                                                                      --------
 Media -- 4.1%
 News America Holdings Incorporated                               6.750%            1/9/38            930                  852
 News America Incorporated                                        8.875%           4/26/23          1,325                1,369
 Time Warner Inc.                                                 9.150%            2/1/23          3,000                3,257
                                                                                                                      --------
                                                                                                                         5,478
                                                                                                                      --------
 Real Estate -- 0.1%
 Socgen Real Estate Co. LLC                                       7.640%          12/29/49            150                  137/B,F/
                                                                                                                      --------
 Services -- 0.9%
 Fuji Co., Ltd.                                                   9.870%          12/31/49          1,250                1,207/B,F/
                                                                                                                      --------
 Telecommunications -- 2.5%
 AT&T Corp.                                                       9.650%           3/31/27          3,000                3,314
 NEXTLINK Communications, Inc.                                   10.750%            6/1/09             30                   30
 PSINet Inc.                                                     10.500%           12/1/06             70                   65
 PSINet Inc.                                                     11.000%            8/1/09             15                   14
                                                                                                                      --------
                                                                                                                         3,423
                                                                                                                      --------
 Transportation -- 0.2%
 Burlington Northern Santa Fe Corporation                         6.375%          12/15/05            240                  225
                                                                                                                      --------
 Utilities -- 4.3%
 Gulf States Utilities Corp.                                      8.250%            4/1/04          3,200                3,228
 PNPP II Funding Corporation                                      9.120%           5/30/16          2,459                2,511
                                                                                                                      --------
                                                                                                                         5,739
                                                                                                                      --------
 Total Corporate Bonds and Notes (Identified Cost -- $60,525)                                                           57,732
 -----------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities -- 0.9%
 Fixed-Rate Securities -- 0.9%
 Nomura Asset Securities Corporation                              7.120%           4/13/36          1,170                1,152
                                                                                                                      --------
 Variable-Rate Securities -- N.M.
 Glendale Federal Savings Bank                                    9.125%           1/25/08             68                   68/C/
                                                                                                                      --------
 Total Mortgage-Backed Securities (Identified Cost -- $1,235)                                                            1,220
 -----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                                                                                 Maturity
                                                                   Rate            Date             Par                 Value
------------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 2.5%
 Fixed-Rate Securities -- 2.5%
 United States Treasury Bonds                                     8.000%          11/15/21        $ 2,470             $  2,986
 United States Treasury Notes                                     6.125%           8/15/07            210                  209
 United States Treasury Notes                                     6.000%           8/15/09            110                  109
                                                                                                                      --------
 Total U.S. Government and Agency Obligations (Identified Cost -- $3,232)                                                3,304
 -----------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 15.5%
 Fixed-Rate Securities -- 15.5%
 Fannie Mae                                                       8.000%           4/25/06          1,068                1,076
 Fannie Mae                                                      10.500%            7/1/09            129                  136
 Fannie Mae                                                       7.250%           1/15/10          1,100                1,111
 Fannie Mae                                                      13.500%         5/1/12 to             86                   95
                                                                                   10/1/17
 Fannie Mae                                                       6.000%            4/1/14             23                   22
 Fannie Mae                                                      14.500%            6/1/17             61                   67
 Fannie Mae                                                      14.000%         9/1/17 to            836                  916
                                                                                    2/1/18
 Fannie Mae                                                      11.500%           11/1/17            440                  467
 Fannie Mae                                                      13.250%            3/1/18            172                  189
 Fannie Mae                                                       7.000%            7/1/29          1,504                1,454
 Freddie Mac                                                      6.250%           7/15/04          4,000                3,889
 Freddie Mac                                                     10.250%            5/1/09            137                  142
 Freddie Mac                                                     11.875%           6/15/13            194                  199
 Freddie Mac                                                      6.500%            2/1/29          6,677                6,310
 Government National Mortgage Association                        12.250%           3/20/14             57                   61
 Government National Mortgage Association                         9.000%           9/15/19             60                   63
 Government National Mortgage Association                         7.000%        8/15/25 to          4,095                3,983
                                                                                   6/15/28
 Government National Mortgage Association                         6.500%           8/15/28             93                   88
 Government National Mortgage Association                         6.000%          12/15/28            644                  593
                                                                                                                      --------
 Total U.S. Government Agency Mortgage-Backed Securities
  (Identified Cost -- $21,484)                                                                                          20,861
 -----------------------------------------------------------------------------------------------------------------------------

Pacific American Income Shares, Inc.
Schedule of Investments   (Continued)                     (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                                 Maturity
                                                                   Rate            Date             Par                 Value
------------------------------------------------------------------------------------------------------------------------------
Yankee Bonds/A/ -- 31.8%
 Banking and Finance -- 10.0%
 Cho Hung Bank Co. Ltd                                           11.875%            4/1/10        $ 2,000                1,930/B,F/
 Hanvit Bank                                                     12.750%            3/1/10          2,000                1,980/B,F/
 Korea Exchange Bank                                             13.750%           6/30/10          2,000                1,993/B/
 PDVSA Finance Limited 1998-1                                     7.400%           8/15/16          2,000                1,567
 PDVSA Finance Limited 1999-K                                     9.950%           2/15/20          2,000                1,840
 Petrozuata Finance, Inc.                                         7.630%            4/1/09            500                  422/B/
 Petrozuata Finance, Inc.                                         8.220%            4/1/17          1,740                1,344/B/
 Royal Bank of Scotland Group plc                                 8.817%           3/31/49          1,000                1,031
 The Bank of Tokyo-Mitsubishi, Ltd.                               8.400%           4/15/10          1,400                1,414
                                                                                                                      --------
                                                                                                                        13,521
                                                                                                                      --------
 Diversified Services -- 1.2%
 Rothmans Nederland Holdings BV                                   6.875%            5/6/08          1,800                1,568
                                                                                                                      --------
 Food, Beverage and Tobacco -- 2.0%
 Imperial Tobacco Overseas BV                                     7.125%            4/1/09          3,000                2,660
                                                                                                                      --------
 Foreign Governments -- 9.2%
 Argentine Republic                                              11.375%           3/15/10            930                  848
 Argentine Republic                                               9.750%           9/19/27            630                  491
 Federative Republic of Brazil                                    8.000%           4/15/14            874                  644
 Province of Manitoba                                             9.500%           9/15/18            730                  876
 Quebec Province                                                  7.220%           7/22/36            980                  991
 Republic of Bulgaria                                             7.063%           7/28/11            640                  513/D/
 Republic of Colombia                                             9.750%           4/23/09            410                  361
 Republic of Panama                                               7.063%           7/17/16            612                  504/D/
 Republic of the Philippines                                      9.875%           1/15/19            400                  325
 Republic of the Philippines                                      9.500%          10/21/24            480                  447
 Republic of Turkey                                              11.875%           1/15/30            400                  425
 United Mexican States                                           10.375%           2/17/09          1,980                2,109
 United Mexican States                                           11.500%           5/15/26          3,210                3,852
 Vnesheconombank                                                  7.938%          12/15/15            150                   46/D/
                                                                                                                      --------
                                                                                                                        12,432
                                                                                                                      --------

------------------------------------------------------------------------------------------------------------------------------

                                                                                 Maturity
                                                                   Rate            Date             Par                 Value
------------------------------------------------------------------------------------------------------------------------------
 Oil and Gas -- 2.1%
 Petroliam Nasional Berhad                                        7.125%           8/15/05        $   150             $    143/B/
 Petroliam Nasional Berhad                                        7.750%           8/15/15          1,640                1,500/B/
 Petroliam Nasional Berhad                                        7.625%          10/15/26          1,290                1,118/B/
                                                                                                                      --------
                                                                                                                         2,761
                                                                                                                      --------
 Steel (Producers) -- 2.1%
 Pohang Iron & Steel Company Ltd.                                 7.375%           5/15/05          3,000                2,894
                                                                                                                      --------
 Telecommunications -- 3.4%
 Deutsche Telekom International Finance BV                        8.250%           6/15/30          2,000                1,999
 Telefonica de Argentina SA                                      11.875%           11/1/04          2,500                2,625
                                                                                                                      --------
                                                                                                                         4,624
                                                                                                                      --------
 Utilities -- 1.8%
 Tata Electric Company                                            8.500%           8/19/17          3,000                2,459/B/
                                                                                                                      --------
 Total Yankee Bonds (Identified Cost -- $44,392)                                                                        42,919
                                                                                                                      --------
 Total Long-Term Securities (Identified Cost -- $130,868)                                                              126,036
 -----------------------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 6.3%
 U.S. Government Agency Mortgage-Backed Securities -- N.M.
 Freddie Mac                                                     10.750%            7/1/00              1                    1
                                                                                                                      --------
 Yankee Bonds/A/ -- 2.2%
 Korea Electric Power Corporation                                10.000%            4/1/01          3,000                3,052
                                                                                                                      --------

Pacific American Income Shares, Inc.
Schedule of Investments   (Continued)                     (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                                                           Par                Value
-----------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements -- 4.1%
 Merrill Lynch Government Securities, Inc.
  6.55%, dated 6/30/00, to be repurchased
  at $5,500 on 7/3/00 (Collateral: $5,610
  Freddie Mac medium-term note, 7.184%,
  due 1/14/10, value $5,695)                                                             $ 5,497             $  5,497
                                                                                                             --------
 Total Short-Term Securities (Identified Cost -- $8,543)                                                        8,550
 --------------------------------------------------------------------------------------------------------------------
 Total Investments -- 99.8% (Identified Cost -- $139,411)                                                     134,586
 Other Assets Less Liabilities -- 0.2%                                                                            246
                                                                                                             --------
 Net assets -- 100.0%                                                                                        $134,832
                                                                                                             ========
-----------------------------------------------------------------------------------------------------------------------

/A/ Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.
/B/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the
    Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 14.64% of net assets.
/C/ The coupon rates shown on variable rate securities are the rates at June 30,
    2000.
/D/ Indexed Security -- The rate of interest on this type of security is tied to the London Interbank Offered Rate (LIBOR). The coupon rate is the rate as of June 30, 2000.
/E/ Bond is in default at June 30, 2000.
/F/ Stepped coupon security -- A security with a predetermined schedule of interest or dividend rate changes.
N.M. -- Not meaningful.

See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Assets and Liabilities   June 30, 2000 (Unaudited)      (Amounts in Thousands)
-------------------------------------------------------------------------------------------
ASSETS:
 Investment securities at market value (cost $130,868)            $126,036
 Short-term securities at market value (cost $8,543)                 8,550
                                                                  --------
    Total investments                                                              $134,586
 Receivable for accrued interest                                                      2,307
 Collateral for securities loaned                                                     9,651
 Other assets                                                                            14
                                                                                   --------
                                                                                    146,558
LIABILITIES:
 Payable for investments purchased                                   1,999
 Obligation to return collateral for securities loaned               9,651
 Accrued expenses                                                       76
                                                                  --------
                                                                                     11,726
                                                                                   --------
NET ASSETS -- equivalent to $14.36 per share on
  9,389 shares of common stock outstanding                                         $134,832
                                                                                   ========
SUMMARY OF STOCKHOLDERS' EQUITY:
 Common stock, par value $.01 per share: authorized
  20,000 shares; 9,389 issued and outstanding shares              $     94
 Additional paid-in capital                                        142,585
 Under/(over) distributions of net investment income                   324
 Accumulated net realized loss on investments                       (3,346)
 Unrealized depreciation of investments                             (4,825)
                                                                  --------
 Net assets applicable to outstanding common stock                                 $134,832
                                                                                   ========

---------
See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Operations (Unaudited)                       (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                       For the Six Months Ended
                                                             June 30, 2000
                                                       ------------------------
INVESTMENT INCOME:
 Interest income                                                 $ 5,656

EXPENSES:
 Advisory fee                                                        360
 Custodian fee                                                        45
 Transfer agent and
  shareholder servicing expense                                       37
 Audit and legal fees                                                 18
 Directors' fees and expenses                                         40
 Registration fees                                                     8
 Reports to shareholders                                              18
 Taxes, other than federal income taxes                               20
                                                                 -------
                                                                     546
 Less fees waived                                                    (12)
                                                                 -------
 Total expenses, net of waivers                                      534
                                                                 -------
    Net investment income                                          5,122

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on investments                            (757)
 Unrealized depreciation of investments                           (1,135)
                                                                 -------
   Net realized and unrealized gain/(loss) on investments         (1,892)
                                                                 -------
 Change in net assets resulting from operations                  $ 3,230
                                                                 =======

__________
See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Changes in Net Assets                        (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                            For the Six          For the
                                                            Months Ended        Year Ended
                                                           June 30, 2000    December 31, 1999
                                                           --------------   -----------------
                                                            (Unaudited)
Operations:
 Net investment income                                          $  5,122             $  9,939
 Net realized gain/(loss) on investments and
   foreign currency contracts                                       (757)              (2,054)
 Increase/(decrease) in unrealized appreciation of
   investments and foreign currency contracts                     (1,135)              (7,316)
                                                                --------             --------
 Change in net assets resulting from operations                    3,230                  569

Distributions to shareholders from:
 Net investment income                                            (4,883)              (9,859)
 Net realized gain/(loss) on investments                              --                 (328)
                                                                --------             --------
                                                                  (4,883)             (10,187)
                                                                --------             --------
   Total increase/(decrease)                                      (1,653)              (9,618)
Net assets:
 Beginning of period                                             136,485              146,103
                                                                --------             --------
 End of period (includes undistributed net investment
   income of $324 and $85, respectively)                        $134,832             $136,485
                                                                ========             ========

__________
See notes to financial statements.

Pacific American Income Shares, Inc.
Financial Highlights
--------------------------------------------------------------------------------

  Contained below is per share operating performance data for a share of common stock outstanding throughout each year, total investment return, ratios to average net assets and other supplemental data.

                                            For the Six                   For the Years Ended December 31,
                                            Months Ended      --------------------------------------------------------
                                           June 30, 2000       1999         1998         1997        1996        1995
                                           -------------      ------       ------       ------      ------      ------
                                            (Unaudited)
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period           $14.54         $15.56       $16.11       $15.77      $16.27      $14.30
                                               ------         ------       ------       ------      ------      ------
  Net investment income                           .55           1.06         1.04         1.14        1.14        1.18
  Net realized and unrealized gain/
    (loss) on investments                        (.21)          (.99)        (.06)         .76        (.16)       1.99
                                               ------         ------       ------       ------      ------      ------
Total from investment operations                  .34            .07          .98         1.90         .98        3.17
                                               ------         ------       ------       ------      ------      ------
Distributions paid from:
  Net investment income                          (.52)         (1.05)       (1.18)       (1.18)      (1.18)      (1.20)
  Net realized gain/(loss) on
    investments                                    --           (.04)        (.35)        (.38)       (.30)         --
                                               ------         ------       ------       ------      ------      ------
Total distributions                              (.52)         (1.09)       (1.53)       (1.56)      (1.48)      (1.20)
                                               ------         ------       ------       ------      ------      ------
Net asset value, end of period                 $14.36         $14.54       $15.56       $16.11      $15.77      $16.27
                                               ======         ======       ======       ======      ======      ======
Market value per share, end of period          $12.69         $11.88       $15.75       $16.25      $14.375     $15.25
                                               ======         ======       ======       ======      =======     ======
TOTAL RETURN:
Based on market value per share                 11.21%/A/     (18.39)%       6.61%       24.73%       4.16%      25.92%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                          .80%/B/        .76%         .76%         .71%        .72%        .81%
Net investment income                            7.64%/B/       7.07%        6.54%        7.11%       7.22%       7.62%
SUPPLEMENTAL DATA:
Portfolio turnover rate                            63%/B/        242%         378%         201%        326%        132%
Net assets at end of period
  (in thousands)                              $134,832       $136,485     $146,103     $150,139    $146,979    $151,627

----------
/A/ Not annualized.
/B/ Annualized.

See notes to financial statements.

Pacific American Income Shares, Inc.
Notes to Financial Statements  (Unaudited)                (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Pacific American Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in accordance with generally accepted accounting principles, include the following:

     (a) Cash -- Cash includes demand deposits held with the Company's custodian and does not include short-term investments.

     (b) Investments -- Security transactions are recorded on the trade date. Investment securities owned at June 30, 2000, are reflected in the accompanying Schedule of Investments at their value on June 30, 2000. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid and asked prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained from only a single market maker. The difference between cost and market value is reflected separately as unrealized appreciation or depreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

      The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. Government securities for the six months ended June 30, 2000, aggregated $30,011 and $29,038, respectively. Purchases and sales of U.S. Government securities for the six months ended June 30, 2000, were $10,939 and $14,358, respectively. As of June 30, 2000, unrealized net depreciation for federal income tax and financial reporting purposes aggregated $4,825, of which $1,243 related to appreciated securities and $6,068 related to depreciated securities. The aggregate cost of investment securities owned for federal income tax purposes was $139,411 at June 30, 2000. Unused capital loss carryforwards for federal income tax purposes at June 30, 2000, were $2,308, which expire in 2007.

     (c) Recognition of income, expense and distributions to shareholders -- The Company accrues interest income and expenses on a daily basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Pacific American Income Shares, Inc.
Notes to Financial Statements  (Continued)                (Amounts in Thousands)
--------------------------------------------------------------------------------

     (d) Federal income taxes -- No provision for federal income or excise taxes has been made in the accompanying financial statements because the Company intends to distribute to its shareholders substantially all of its taxable net income and realized capital gains, and otherwise comply with the Internal Revenue Code provisions applicable to regulated investment companies.

     (e) Use of estimates -- Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Foreign currency translation -- The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and
  (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PERSONS

  The Company has entered into an investment advisory agreement with Western Asset Management Company ("Adviser"), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Company. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 0.7% of the average monthly net assets of the Company up to $60,000 and 0.4% of such net assets in excess of $60,000. If expenses (including the Adviser's fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Company of its securities, and extraordinary expenses beyond the control of the Company) borne by the Company in any fiscal year exceed 1.5% of average net assets up to $30,000 and 1% of average net assets over $30,000, the Adviser will reimburse the Company for any excess. No expense reimbursement is due for the six months ended June 30, 2000.

  On April 17, 1998, the Adviser entered into an investment subadvisory agreement with Western Asset Management Company Limited ("WAML") to provide the Company with investment research, advice, management and supervision and a continuous investment program for the Company's portfolio of non-dollar securities consistent with the Company's investment objectives and policies. As compensation, the Adviser will pay WAML a fee based on the pro rata assets of the Company managed by WAML during the month.

--------------------------------------------------------------------------------

NOTE 3 -- SECURITIES LOANED

  The Company lends its securities to approved brokers to earn additional income and receives cash and U.S. Government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Company's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. At June 30, 2000, the market value of the securities on loan to broker-dealers was $9,244, for which the Company received collateral of $9,651 in cash. Such collateral is in the possession of the Company's custodian. As with other extensions of credit, the Company may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

NOTE 4 -- FORWARDCURRENCYEXCHANGECONTRACTS

  Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Company as an unrealized gain or loss. When the contract is closed or delivery is taken, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Company's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Company could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Company if the counterparties do not complete the transaction.

  At June 30, 2000, there were no open forward currency exchange contracts.

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